                                                                   Exhibit 10.16


                             PRODUCT SALES AGREEMENT

         This Agreement, effective as of the 13th day of January, 1999, by and between Rockford Corporation, having offices at 546 S. Rockford Drive, Tempe, Arizona 85281 ("Buyer") and AVNET ELECTRONICS MARKETING, a group of Avnet, Inc. having offices at 2211 S. 47th St., Phoenix, Arizona 85034 ("Seller").


1.       CONDITIONS OF SALE

         Any Products Buyer purchases from Seller during the term of this Agreement shall be governed by Seller's terms and conditions of sale contained in Exhibit A attached hereto and incorporated herein.

2.       TERM

         The term of this Agreement shall be for two (2) years and six (6) months commencing on the effective date hereof, unless sooner terminated in accordance with the provisions of Paragraph 5 hereof. Pricing will be renegotiated at least once annually.

3.       PRODUCTS

         Seller agrees to sell to Buyer and Buyer agrees to buy products listed on Exhibit B attached hereto and made a part hereof, and such other items as may be mutually designated in writing by the parties from time to time ("Products").

4.       PRICE

         (a) Prices for the Products are set forth in Exhibit B, attached hereto. Prices are exclusive of any and all Federal, State, and local sales, use, excise, and similar taxes and charges which shall be the responsibility of Buyer. In the event the manufacturer increases Seller's cost of any Product, Seller may increase its price(s) of any undelivered Product upon prior notice to Buyer. If the parties fail to concur on such a price increase within thirty (30) days of such notice, the effected Product(s) shall be deleted from Exhibit B.

         (b) Additional terms regarding pricing, as set forth in Attachment A attached hereto, shall also apply.

5.       TERMINATION

         (a) This Agreement may be terminated at any time, without cause, by either party upon giving the other part at least thirty (30) days prior written notice. Such termination shall be effective on the date stated in such notice.

         (b) This Agreement may be terminated immediately for cause by either party in the event the other party: (i) shall become insolvent, (ii) ceases to function as a going concern or (iii) fails to perform any of its obligations hereunder so as to be in default and fails to cure such default within thirty
(30) days after written notice thereof.

         (c) Notwithstanding termination of this Agreement, the Buyer shall pay for all Non-Standard Products ordered by Seller for Buyer's account prior to, and work in process (including charges for labor and materials) as of, the effective date of termination of this Agreement.

6.       NOTICES

         Any notice provided for or permitted in this Agreement will be deemed to have been given when mailed postage prepaid by certified mail or registered mail, return receipt requested, to the party to be notified, at the addresses set forth above or such other addresses as the parties may from time to time designate in writing.

7.       GENERAL

         (a) This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements relating thereto, written or oral, between the parties. This Agreement may be modified only by writings signed by authorized representatives of both parties.

         (b) The parties agree that the terms and conditions of this Agreement shall control, notwithstanding conflicting or additional terms on any purchase order, sales acknowledgement, confirmation or other documents issued by either party. Where the terms and conditions of this Agreement and Exhibit A hereto conflict, the terms and conditions of this Agreement shall take precedence.

         (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the date first set forth above.

    AVNET ELECTRONICS MARKETING,                   ROCKFORD CORPORATION
       a group of Avent, Inc.
             "Seller"                                    "Buyer"

By:   /s/                                  By: /s/  Arthur Janesk
     -----------------------------              -----------------------------
        Authorized Signature                         Authorized Signature
Name:                                      Name:  Arthur Janesk
     -----------------------------              -----------------------------
        Printed or Typed                             Printed or Typed

Title:  Director, Contracts                Title:  Sr. Buyer/Planner
      ---------------------                      ---------------------
Date:  13/13/99                            Date:  1/12/99
       --------------------                      ---------------------

                                    EXHIBIT A
                           SALES TERMS AND CONDITIONS

1.       ORDERING OF PRODUCTS

         (a) All purchases of Products shall be effected by Buyer's issuance of purchase orders to Seller. Such purchase orders shall state unit quantities Products, part numbers, descriptions of Products, applicable prices and requested delivery dates. All orders for Products and initiate shipment thereof as close as possible to Buyer's requested delivery date(s).

         (b) All orders for standard Products may be canceled or rescheduled by Buyer at no charge, provided Buyer notifies Seller in writing at least sixty
(60) days prior to the originally scheduled delivery date. Requests for cancellation or rescheduling received less than sixty (60) days prior to the originally scheduled delivery date may be accepted at a charge to be determined in writing by Seller.

         (c) All orders for special, custom, value-added and other non-standard Products, including Products to be assembled in Kit form and non-franchised Products ("Non-Standard Product") shall be non-cancelable and non-returnable.

2.       PAYMENT

         (a) Payment for Products shall be net fifty-five (55) days from date of invoice or as otherwise agreed to in writing by Seller. Seller may in its sole discretion at any time and from time to time change the terms of Buyer's credit, require payment in cash before shipment of any or all of the Products specified herein, and/or require anticipated payment of any or all amounts due or to become due under this contract. If Seller believes in good faith that Buyer's ability to make payments is or may be impaired, Seller may cancel any order or any remaining balance thereof, and buyer shall remain liable to pay for any Products already shipped. Buyer agrees to submit such financial information from time to time as may be reasonably requested by Seller for the establishment and/or continuation of credit terms.

         (b) Checks are accepted subject to collection and the date of collection shall be deemed the date of payment. Any check received from Buyer may be applied to Seller against any obligation owing by Buyer to Seller under this or any other contract, regardless of any statement appearing on or referring to such check, without discharging Buyer's liability for any additional amounts owing by Buyer to Seller, and the acceptance by Seller of such check shall not constitute a waiver of Seller's right to pursue the collection of any remaining balance.

         (c) On any invoice not paid by maturity date (net fifty-five (55) days), Buyer shall pay interest from maturity to date of payment at the annual percentage rate of eighteen percent (18%) (or such lower rate as may be the maximum allowable by law), together with Seller's costs of collection (including reasonable attorneys' fees).

         (d) Buyer agrees to pay the entire net amount of each invoice rendered by Seller pursuant to the terms of each such invoice without offset or deduction.

3.       DELIVERIES/TITLE

         (a) Subject to Seller's right of stoppage in transit, delivery of the Products to a carrier shall constitute delivery to Buyer, and risk of loss shall thereupon pass to Buyer; however, title shall remain in Seller until Buyer makes payment in full under the contract. Products invoiced and held by Seller for any reason shall be at Buyer's risk and expense. Delivery route shall be the election of Seller unless specifically designated by Buyer.

         (b) Delivery of any installment of Products within thirty (30) days after the date specified therefor shall constitute a timely delivery. Thereafter, delivery shall be deemed timely unless prior to shipment Seller has received written notice of cancellation. Delay in delivery of one installment shall entitle Buyer to cancel that installment only.

4.       FREIGHT

         Unless otherwise agreed to in writing, the F.O.B. point shall be Buyer's dock and shipment will be by UPS Ground.

5.       FORCE MAJEURE

         Neither party shall be liable for failure to fulfill its obligations contained herein or for delays in delivery due to causes beyond its reasonable control, including, but not limited to, acts of God, acts or omissions of the other party, acts or omissions of civil or military authority, Government priorities, material shortages, fire, strikes, floods, epidemics, quarantine restrictions, riots, war, and delays in transportation. The time for performance of any such obligation shall be extended for the time period lost by reason of the delay.

6.       SELLER'S LIMITED WARRANTY AND LIMITATION OF LIABILITIES

         Seller warrants to Buyer that Products purchased hereunder will conform to the applicable manufacturer's specifications for such Products and that any value-added work performed by Seller on such Products will conform to applicable Buyer's specifications relating to such work. Seller makes no other warranty, express or implied, with respect to the Products. IN PARTICULAR, SELLER MAKES NO WARRANTY RESPECTING THE MERCHANTABILITY OF THE PRODUCTS OR THEIR SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR USE OR RESPECTING INFRINGEMENT. However, Seller will transfer to Buyer whatever transferable warranties and indemnities Seller receives from the manufacturer of the Products. With respect to Products which do not meet applicable manufacturer's specifications and with respect to value-added work by Seller which does not meet applicable Buyer's specifications, Seller's liability is limited (at Seller's election) to (1) refund of Buyer's purchase price for such Products (without interest), (2) repair of such Products, or (3) replacement of such Products; provided, however, that such Products must be returned to Seller, along with acceptable evidence of purchase, within twenty (20) days from date of delivery, transportation charges prepaid. BUYER SHALL NOT IN ANY EVENT BE ENTITLED TO, AND SELLER SHALL NOT BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE INCLUDING, WITHOUT BEING LIMITED TO, LOSS OF PROFIT, PROMOTIONAL OR MANUFACTURING EXPENSES, OVERHEAD, INJURY TO REPUTATION OR LOSS OF CUSTOMERS, BUYER'S RECOVERY FROM SELLER FOR ANY CLAIM SHALL NOT EXCEED BUYER'S PURCHASE PRICE FOR THE PRODUCTS IRRESPECTIVE OF THE NATURE OF THE CLAIM, WHETHER IN CONTRACT, TORT, WARRANTY, OR OTHERWISE.

7.       PRODUCT RETURNS

         (a) Buyer is deemed to have accepted the Products unless written notice of rejection is given within a reasonable time, which is agreed to be within seven (7) days after receipt. Buyer waives any right to revoke acceptance thereafter.

         (b) No return of Products will be accepted by Seller without a return material authorization number (RMA No.), which will be issued in Seller's sole discretion. Returned Products must be in original shipping cartons and must be complete with all packing materials. All Products for return must be freight prepaid. If returned Products are claimed to be defective, a complete description regarding the nature of the defect must be included with all returned Products. All items not eligible for credit will be returned to Buyer, transportation collect.

8.       TAXES

         The amount of all Federal, State and local sales, use, excise, and similar taxes or other charges now or hereafter imposed by any government authority which may be paid by Seller or for which Seller may be liable shall be paid to Seller by Buyer in addition to the purchase price of the Products.

9.       CONFIDENTIALITY

         If either party hereto receives from the other party written information which is marked "Confidential" and/or "Proprietary" the receiving party agrees not to use such information except in the performance hereof, and to treat such information in the same manner as it treats its own confidential information. Confidential information that is disclosed orally or visually shall be confirmed as confidential or proprietary in writing within ten (10) days after such disclosure. The obligation to keep information confidential shall not apply to any such information that has been disclosed in publicly available sources; is in the rightful possession of the party receiving the confidential information without an obligation of confidentiality; or is required to be disclosed by operation of law. Except as otherwise provided herein, the obligation not to disclose shall be for a period of one (1) year after the termination hereof.

10.      USE OF PRODUCTS IN LIFE SUPPORT AND NUCLEAR APPLICATIONS

         Products sold by Seller are not designed for use in life support or nuclear applications. Seller's customers using or selling Products for use in life support or nuclear applications do so at their own risk, agree that Seller and the Manufacturer of Products are not liable, in whole or in part, for any claim or damage arising from such use, and agree to fully indemnify Seller and the Manufacturer from and against any and all damages, loss, cost, expense or liability arising out of or in connection with the use or performance of Products in life support or nuclear applications.

11.      ADVICE

         If technical advice is offered or given in connection with the use of any Products it will be as an accommodation to Buyer and without charge and Seller shall have no responsibilities or liabilities whatsoever for the content or use of such advice.

12.      SOFTWARE

         Computer software, if any, is transferred by Seller to Buyer pursuant to a single user license the royalty, terms and conditions of which are set forth on or in the container in which such software is packaged.

13.      GENERAL

         (a) The parties agree that the purchase and sale of Products hereunder shall be governed by these terms and conditions, notwithstanding contrary or additional terms and conditions in any purchase order, planning schedule, acknowledgement, confirmation or any other form or document issued by either party affecting the purchase and/or sale of Products.

         (b) No rights, duties, agreements or obligations hereunder may be assigned or transferred by either party without the prior written consent of the other. The obligations, rights, terms and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

         (c) The waiver of any breach of any term, condition or covenant hereof or default under any provision hereof shall not be deemed to constitute a waiver of any other term, condition, or covenant contained herein or of any subsequent breach or default of any kind or nature.

         (d) Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or unenforceability of such provision in any other jurisdiction.

(LOGO)     ROCKFORD
           CORPORATION

                                    EXHIBIT B

          (PRICING EXHIBIT)PART              YEARLY USAGE        MANUFACTURER            LEAD TIME            PRICE
                                                                                                               (All
                                                                                                           information
                                                                                                             in this
                                                                                                              column
                                                                                                             contain
                                                                                                           Confidential
                                                                                                             material
                                                                                                           redacted and
                                                                                                              filed
                                                                                                            separately
                                                                                                             with the
                                                                                                           Commission)
-----------------------------------------------------------------------------------------------------------------------
CDS-047CAAA                                     870,000               MCO           12-14 WKS
4.7PF 50 VOLT 5% NPO 0805

CDS-100CAAA                                     400,000               MCO           12-14 WKS
10PF 50 VOLT 5% NPO 0805

CDS-100CAAB                                     12,000                MCO           12-14 WKS
10PF 50 VOLT 5% NPO 1206

CDS-101CAAA                                    1,800,000              MCO           12-14 WKS
100PF 50 VOLT 5% NPO 0805

CDS-101CAAB                                     28,000                MCO           12-14 WKS
100PF 50 VOLT 5% NPO 1206

CDS-102CBAA                                     118,000               MCO           12-14 WKS
 .001UF 50 VOLT 10% NPO 0805

CDS-103CBBA                                     160,000               MCO           12-14 WKS
 .01UF 50 VOLT 10% X7R 0805

CDS-103CBBB                                     32,000                MCO           12-14 WKS
 .01UF 50 VOLT 10% X7R 1206

CDS-103CCDA                                     54,000                MCO           12-14 WKS
 .01 UF 50 VOLT 20% Z5U 0805

CDS-104CABB                                     12,000                MCO           12-14 WKS
 .1UF 50 VOLT 5% X7R 1206

CDS-104CABB                                     98,000                MCO           12-14 WKS
 .1UF 50 VOLT 5% X7R 1206

CDS-104CCDA                                     940,000               MCO           12-14 WKS
 .1UF 50 VOLT 20% Z5U 0805

CDS-104CCDB                                     675,000               MCO           12-14 WKS
 .1UF 50 VOLT 20% Z5U 1206

CDS-104CCDC                                     430,000               AVX           12-14 WKS
 .01UF 50 VOLT 20% Z5U 1210

CDS-121CAAA                                    1,300,000              MCO           12-14 WKS
102PF 50 VOLT 5% NPO 0805

CDS-221CAAA                                     12,000                MCO           12-14 WKS
220PF 50 VOLT 5% NPO 0805

CDS-223CBBA                                     124,000               MCO           12-14 WKS
 .022UF 50 VOLT 10% X7R 0805

CDS-271CAAA                                     950,000               MCO           12-14 WKS
270PF 50 VOLT 5% NPO 0805

CDS-271CAAB                                     10,000                MCO           12-14 WKS
270PF 50 VOLT 5% NPO 0805

          (PRICING EXHIBIT)PART              YEARLY USAGE        MANUFACTURER            LEAD TIME            PRICE
                                                                                                               (All
                                                                                                           information
                                                                                                             in this
                                                                                                              column
                                                                                                             contain
                                                                                                           Confidential
                                                                                                             material
                                                                                                           redacted and
                                                                                                              filed
                                                                                                            separately
                                                                                                             with the
                                                                                                           Commission)
-----------------------------------------------------------------------------------------------------------------------
CDS-333CCBB                                     10,000                AVX           12-14 WKS
 .033UF 50 VOLT 20% X7R 1206

CDS-470DAAA                                     12,000                MCO           12-14 WKS
47PF 100V 5% NPO 0805

CDS-682CBBA                                     28,000                MCO           12-14 WKS
 .0068UF 50 VOLT 10% X7R 0805

CDS-822CABB                                      8,000                MCO           12-14 WKS
 .0082UF 50 VOLT 5% X7R 1206

CDS-822CCBA                                     50,000                MCO           12-14 WKS
 .0082UF 50 VOLT 20% X7R 0805

CDS-822CCBB                                     70,000                MCO           12-14 WKS
 .0082UF 50 VOLT 20% X7R 1206

CDS-823CABB                                      8,000                MCO           12-14 WKS
 .082UF 50 VOLT 5% X7R 1206

CDS-272CBBB                                     230,000               MUR           12-14 WKS
 .0027UF 50 VOLT 10% X7R 1206

(LOGO)     ROCKFORD
           CORPORATION


                     PART                 YEARLY           MANUFACTURER           LEAD TIME         PRICE       NCNR
                                           USAGE                                                     (All
                                                                                                 information
                                                                                                   in this
                                                                                                    column
                                                                                                   contains
                                                                                                (Confidential
                                                                                                   material
                                                                                                 redacted and
                                                                                                    filed
                                                                                                  separately
                                                                                                   with the
                                                                                                 Commission)
---------------------------------------------------------------------------------------------------------------------
        CER-105CSM                        80,000               NCH                14-16 WKS
        1UF 50 VOLTS QR
        NICH UWX1H010MCR1GB

        CER-106B-024                      100,000              NCH                14-16 WKS                         *
        10UF 35 VOLTS
        NICH UVX1V100MDA1CC

        CER-106B-031                     2,391,000             NCH                14-16 WKS                         *
        1OUF 35 VOLTS AI
        NICH UVX1V100MDA1TD

        CER-106SM                        3,900,000             NCH                14-16 WKS
        10UF 15 VOLTS
        NICH UWX1C100MCR1GB

        CER-107A                          73,000               NCH                14-16 WKS
        101UF 25 VOLTS
        NICH UVX1E101MEA

        CER-107A-031                      174,000              NCH                14-16 WKS
        100UF 25 VOLTS AI
        NICH UVX1E101MEA

        CER-107C-031                      240,000              NCH                14-16 WKS                         *
        100UF 50 VOLTS AI
        MALLORY SK101M050AT

        CER-255CSM                        100,000              NCH                14-16 WKS                         *
        2.2UF 50 VOLTS QR NICH
        UWX1H2R2MCR1GB

        CER-228A-030                      72,000               NCH                14-16 WKS                         *
        2200UF 25 VOLTS QR
        NICH URZ1E222MHH1CA

        CER-228B-030                      145,000              NCH                14-16 WKS                         *
        2200UF 35 VOLTS QR
        NICH URZ1V222MHH1CA

        CER-477C                          12,000               NCH                14-16 WKS
        47OUF 50 VOLT
        NICH UVX1H471MHA

        CERHF-228                         145,000              NCH                14-16 WKS                         *
        2200UF 16VOLT QR
        NICH UPL1C222MHH6

        CERHF-337BL-033 33OUF             145,000              NCH                14-16 WKS                         *
        35 VOLT QR NICH
        UPLQV331MPH1TD

        CERHF-337D-030                    340,000              NCH                14-16 WKS                         *

                     PART                 YEARLY           MANUFACTURER           LEAD TIME         PRICE       NCNR
                                           USAGE                                                     (All
                                                                                                 information
                                                                                                   in this
                                                                                                    column
                                                                                                   contains
                                                                                                (Confidential
                                                                                                   material
                                                                                                 redacted and
                                                                                                    filed
                                                                                                  separately
                                                                                                   with the
                                                                                                 Commission)
---------------------------------------------------------------------------------------------------------------------

        33OUF 63 VOLT QR NICH
        UPLQJ331MHH1CA

        CERS-338B                         72,000               NCH                14-16 WKS                         *
        3300UF 35 VOLT QR
        NICH LLKF1V332MHSZ

        CERS-338C   3300UF                176,000              NCH                14-16 WKS                         *
        50 VOLT QR NICH
        LLK1H332MHSA

*       CERS-338E                          6,500               NCH                14-16 WKS                         *
        3300UF 63 VOLT QR NICH
        LLK1H332MHSZ

        CERS-478C     4700UF              130,000              NCH                14-16 WKS                         *
        50 VOLT QR NICH
        LLK1H472MHSB

**      CERS-478D                         25,000               NCH                14-16 WKS                         *
        4700UF 80 VOLT QR NICH
        LLK1K472MHSB

        CERS-688D                          8,000               NCH                14-16 WKS                         *
        6800UF 80 VOLT QR NICH
        LLQIK682MHSC


*     Currently shipping LLK1J332MHSZ

**    Currently shipping LLK1K472MHSC

(LOGO)    ROCKFORD
          CORPORATION

                                     GENERAL

                PART                      YEARLY USAGE            MANUFACTURER             LEAD TIME            PRICE
                                                                                                                 (All
                                                                                                            information in
                                                                                                             this column
                                                                                                               contains
                                                                                                             Confidential
                                                                                                               matieral
                                                                                                             redacted and
                                                                                                                filed
                                                                                                           separately with
                                                                                                           the Commission)
--------------------------------------------------------------------------------------------------------------------------
SS-0722                                      30,000                    TIS                  6-8 WKS
TL594CDR TI

SS-101A-45                                   700,000                   MOT                 10-12 WKS
MPS-A56RLRM AI MOT

SS-102A-45                                   800,000                   MOT                  4-6 WKS
MPSA06RLRM AI MOT

SS-1375                                      175,000                 MOT/SGS               16-18 WKS
LM317T MOT/SGS

SS-1376                                      175,000                 MOT/SGS               16-18 WKS
LM337T MOT/SGS

SS-1378                                      230,000                   MOT                 10-12 WKS
MUR1620CTR MOT

SS-1403                                      230,000                   MOT                 10-12 WKS
MUR1620CT MOT

SS-143SM                                     600,000                 MOT/TIS                6-8 WKS
TL072CDR2 MOT/TI

SS-161                                       511,000                   MOT                  4-6 WKS
1N4003RL MOT

SS-183                                       170,000                   MOT                  6-8 WKS
1N5366BRL MOT

SS-187SM                                     830,000                 MOT/NSC               14-16 WKS
LM833MX MOT/NTL

SS-209                                       640,000                 MOT/FSC               8-10 WKS
MPS6521 MOT

SS-730SM                                     260,000                 MOT/NSC                6-8 WKS
LM339DR2 MOT/NTL

SS-802SM                                     230,000                 MOT/TIS                6-8 WKS
TL494CDR MOT/TI

SS-0113                                      440,000               MOT/FSC/PHA              4-6 WKS
MMBZ5257BLT1

SS-0114                                     1,096,000              MOT/FSC/PHA              4-6 WKS
MMBT5088LT1

SS-0775                                      40,000                MOT/FSC/PHA              4-6 WKS
MMBZ5231BLT1

SS-0791                                     4,700,000              MOT/FSC/PHA              4-6 WKS
MMBT3906LT3

SS-0792                                     4,000,000              MOT/FSC/PHA             8-10 WKS
MMBT3904BLT3

SS-101SM                                     423,000               MOT/FSC/PHA              4-6 WKS

                PART                      YEARLY USAGE            MANUFACTURER             LEAD TIME            PRICE
                                                                                                                 (All
                                                                                                            information in
                                                                                                             this column
                                                                                                               contains
                                                                                                             Confidential
                                                                                                               matieral
                                                                                                             redacted and
                                                                                                                filed
                                                                                                           separately with
                                                                                                           the Commission)
--------------------------------------------------------------------------------------------------------------------------

MMBTA56LT1

SS-102SM                                     240,000               MOT/FSC/PHA             12-14 WKS
MMBTA06LT1

SS-260SM                                    1,000,000              MOT/FSC/PHA              4-6 WKS
BAV99LTI

SS-803SM                                    4,000,000              MOT/FSC/PHA              4-6 WKS
MMBD914LT3

(LOGO)    ROCKFORD
          CORPORATION

                                 ATTACHMENT "A"


Following are conditions where Avnet will procure product from other sources:

1) Rockford had placed a purchase order for contract item(s) with Avnet and manufacturers original commit date is not met and Rockford cannot adjust to revised delivery to support production and/or line space down situations.

2) Avnet would assist Rockford in locating late delivery item and price negotiation by a franchised and non-franchised sources. After unsuccessful attempts to locate product within our franchised manufacturers and/or Rockford's approved supplies, then reserved dollars will be credited to Rockford and must be mutually agreed.

3) (Confidential material redacted and filed separately with the Commission) is set aside per month with a maximum of (Confidential material redacted and filed separately with the Commission). If, for example, (Confidential material redacted and filed separately with the Commission) is spent for June, the unused balance may be used throughout the remainder of the quarter but cannot exceed (Confidential material redacted and filed separately with the Commission) for the quarter.

4) Contract pricing on allocated components to be reviewed quarterly to insure competitive fair market pricing and Rockford is assured any potential cost savings. It is our intent to offer competitive pricing and cost reductions and offer assurance of on-time deliveries via set aside purchase dollars.